This document was prepared by:

Barack Ferrazzano Kirschbaum & Nagelberg
200 W. Madison Street, Suite 3900
Chicago, Illinois 60606
Attn: Katherine S. Sprenger

SECOND MODIFICATION TO DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING

This Second Modification to Deed of Trust, Security Agreement and Fixture Filing (this “Deed of Trust Amendment”) is made and entered into as of the 28th day of December, 2009 by and between those entities listed on Schedule I attached hereto (collectively, “Grantor”), whose address is 1551 N. Tustin Avenue, Suite 200, Santa Ana, California 92705, and BANK OF AMERICA, N.A., a national banking association, successor by merger to LaSalle Bank National Association, its successors and assigns (“Beneficiary”), whose address is 135 South LaSalle Street, Chicago, Illinois 60603.

RECITALS

WHEREAS, Grantor, by that certain Deed of Trust, Security Agreement and Fixture Filing dated as of December 28, 2005 to J. Michael Pruitt, as trustee, for the benefit of Beneficiary, which was recorded on January 9, 2006 in the Official Public Records of Real Property of Dallas County, Texas (the “Records”) as Document 200600008233, as amended by that certain First Modification to Deed of Trust, Security Agreement and Fixture Filing made by Borrower in favor of Lender, dated October 16, 2006, recorded on November 7, 2006 in the Records as Instrument Number 200600413971 (as amended, restated, modified or supplement, the “Deed of Trust”), granted, sold, conveyed, mortgaged, pledged and assigned unto Beneficiary certain real property located in Dallas County, Texas, which is more particularly described on Exhibit A attached hereto, which Deed of Trust secures Grantor’s obligations under a certain loan (the “Loan”) in the original principal amount of $13,000,000.00 made by Beneficiary to Grantor;

WHEREAS, Grantor and Beneficiary have agreed to extend the Maturity Date (as defined in the Deed of Trust) to January 31, 2010 pursuant to the terms of that certain First Amendment to Loan Documents by and between Grantor, Grubb & Ellis Realty Investors, LLC, a Virginia limited liability company, NNN Realty Advisors, Inc., a Delaware corporation, and Lender (the “First Amendment”);

NOW THEREFORE, for and in consideration of the recitals set forth above and made a part hereof, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned do hereby agree as follows:

1. Pursuant to the First Amendment, the maturity date of the Loan is being extended from December 28, 2009 to January 31, 2010. Any and all references in the Deed of Trust to the “Maturity Date,” including, without limitation, the definition in the Defined Terms, shall mean January 31, 2010. Any and all references to the “Extended Maturity Date” are hereby deleted.

2. Except as expressly modified and amended hereby, the Deed of Trust shall continue in full force and effect and, as thus modified and amended, is hereby ratified, confirmed and approved.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Deed of Trust Amendment to be executed as of the day and year first above written.

Grantor Signatures

GRANTOR:
NNN Executive Center, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC
Its: Manager
By: /s/ Michael Rispoli _

Name: Michael Rispoli

Its: Chief Financial Officer

NNN Executive Center 1, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its: Vice President
By: /s/ Michael Rispoli _

Name: Michael Rispoli

Its: Chief Financial Officer

NNN Executive Center 2, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its: Vice President
By: /s/ Michael Rispoli _

Name: Michael Rispoli

Its: Chief Financial Officer

NNN Executive Center 3, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Michael Rispoli _
Name: Michael Rispoli
Its: Chief Financial Officer
NNN Executive Center 4, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Michael Rispoli _
Name: Michael Rispoli
Its: Chief Financial Officer
NNN Executive Center 5, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Michael Rispoli _
Name: Michael Rispoli
Its: Chief Financial Officer

NNN Executive Center 6, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Michael Rispoli _
Name: Michael Rispoli
Its: Chief Financial Officer
NNN Executive Center 7, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Michael Rispoli _
Name: Michael Rispoli
Its: Chief Financial Officer
NNN Executive Center 8, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Michael Rispoli _
Name: Michael Rispoli
Its: Chief Financial Officer

NNN Executive Center 9, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Michael Rispoli _
Name: Michael Rispoli
Its: Chief Financial Officer
NNN Executive Center 10, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Michael Rispoli _
Name: Michael Rispoli
Its: Chief Financial Officer
NNN Executive Center 11, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Michael Rispoli _
Name: Michael Rispoli
Its: Chief Financial Officer

NNN Executive Center 12, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Michael Rispoli _
Name: Michael Rispoli
Its: Chief Financial Officer
NNN Executive Center 13, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Michael Rispoli _
Name: Michael Rispoli
Its: Chief Financial Officer
NNN Executive Center 15, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Michael Rispoli _
Name: Michael Rispoli
Its: Chief Financial Officer

NNN Executive Center 16, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Michael Rispoli _
Name: Michael Rispoli
Its: Chief Financial Officer
NNN Executive Center II and III 2003, LP, a Texas limited partnership
By: NNN Executive Center II and III GP, LLC, a Delaware limited liability company, its sole general partner
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC
Its:	Manager
By: /s/ Michael Rispoli _
Name: Michael Rispoli
Its: Chief Financial Officer

STATE OF CALIFORNIA COUNTY OF ORANGE	) )	) SS.

On December 28, 2009 before me, Rex Morishita, Notary Public, personally appeared Michael Rispoli, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) are subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity(ies), and that by his signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true.

WITNESS my hand and official seal.

Signature /s/ Rex Morishita (Seal) My Commission Expires: May 1, 2011	[REX MORISHITA Commission # 1736815 Notary Public – California Orange County My Comm. Expires May 1, 2011]